UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2026

Digital Brands Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40400	46-1942864
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

350 Texas Ave, Suite 250, Round Rock, TX 78664

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (212) 524-6860

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DBGI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On July 27, 2026, Digital Brands Group, Inc. (the “Company”) issued a press release announcing an expansion of its secured U.S. program to approximately $165 million, representing a 32% increase. The expansion reflects the addition of new apparel and footwear categories and approximately $40 million of incremental revenue, following the Company’s previously effected 1-for-40 reverse stock split. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto insofar as it relates to Item 7.01, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K and the press release attached as Exhibit 99.1 contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, estimates, forecasts, and projections about the Company and the industry in which the Company operates and management’s beliefs and assumptions. Forward-looking statements may be identified by the use of words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “projects,” “forecasts,” “may,” “will,” “should,” “could,” and variations of such words and similar expressions. These statements are not guarantees of future performance, and actual results may differ materially from those expressed or implied in such statements as a result of certain risks and uncertainties, including but not limited to: risks relating to consumer demand and preferences; dependence on strategic partners and customers; distribution disruptions; availability and cost of raw materials; capital markets volatility; changes in fashion trends; competition; operating margins; execution of business strategies; growth of wholesale and direct-to-consumer channels; changes in the retail industry; information technology and data security; manufacturing and supply chain risks; demand forecasting; management continuity; intellectual property protection; goodwill impairment; mergers and acquisitions integration; tax law changes; legal, regulatory, political, and economic risks; weather events; indebtedness and financing; and climate change and sustainability matters. Additional information regarding these and other risk factors may be found in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated July 27, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL BRANDS GROUP, INC.

Date: July 27, 2026	By:	/s/ John Hilburn Davis IV
	Name:	John Hilburn Davis IV
	Title:	President and Chief Executive Officer